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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                MARCH 18, 1999
                                --------------
               Date of Report (Date of earliest event reported)


                                MEGABIOS CORP.
                                --------------
            (Exact name of registrant as specified in its charter)


       DELAWARE                    0-22987                  94-3156660
       ---------------------------------------------------------------
(State or other jurisdiction     (Commission             (I.R.S. Employer
   of incorporation)             File Number)           Identification No.)

                              863A MITTEN ROAD
                            BURLINGAME, CA 94010
                            --------------------
                 (Address of principal executive offices)


                              (650) 697-1900
                              --------------
           (Registrant's telephone number, including area code)


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ITEM 5.   MEGABIOS CORP. CLOSES MERGER WITH GENEMEDICINE, INC.

On March 18, 1999, the Company closed its merger with GeneMedicine, Inc. A press release relating to the closing of the merger is attached hereto as
Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)  Exhibits

          EXHIBIT NO.         DESCRIPTION

            99.1              Press Release dated March 19, 1999



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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     March 24, 1999                     MEGABIOS CORP.

                                             By:  /s/ Benjamin F. McGraw, III
                                                  -----------------------------
                                                  Benjamin F. McGraw, III
                                                  Chief Executive Officer


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                                 EXHIBIT INDEX


EXHIBIT NO.    DESCRIPTION

  99.1         Press Release dated March 19, 1999